Related Party Transactions	3 Months Ended
Jul. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions
3.	Related Party Transactions
The Company is a related party to enGene Inc., as the Company’s sole director is also an executive of enGene Inc. enGene Inc. has paid certain expenses on the Company’s behalf. The amounts owed to enGene Inc. bear no interest, are due on demand and are presented within Due to related party on the Company’s Balance Sheet.